UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2019

Date of reporting period:	September 1, 2018 — February 28, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Global Communications Fund*

Semiannual report
2 | 28 | 19

This **global sector fund** invests in stocks of communications companies worldwide.

FUND SYMBOL
CLASS A
PGBZX

*Prior to November 30, 2018, the fund was known as Putnam Global Telecommunications Fund.

Putnam Global
Communications
Fund

Semiannual report
2 | 28 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 8, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/19. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 Global Communications Fund

How would you describe the investing environment for stocks during the reporting period?

At the start of the period, U.S. stocks were bolstered by strong corporate profits, record-low unemployment, solid wage growth, and healthy consumer spending. However, decelerating economic growth in Europe and China, along with ongoing tensions between the United States and its trade partners, began to erode investor confidence. By October 2018, volatility picked up and markets moved lower. In December 2018, stocks experienced a brief, but sharp sell-off, with the S&P 500 Index posting one of its biggest monthly losses since 2009. Investor sentiment began to improve thereafter, but stock markets remained volatile. A more promising U.S.–China trade outlook and the expectation for fewer interest-rate hikes in the United States helped buoy stocks in the final months of the period. U.S. stocks, as measured by the S&P 500 Index, closed the period with a return of –3.04%, while international stocks posted a return of –3.58%, as measured by the MSCI EAFE Index [ND].

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Allocations are shown as a percentage of the fund’s net assets as of 2/28/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Global Communications Fund

During the reporting period, the fund’s benchmark changed. Can you describe how this has impacted the fund’s positioning and strategy?

On November 30, 2018, the fund’s benchmark changed from the MSCI World Telecommunication Services Index [ND] to the MSCI World Communication Services Index [ND]. The fund’s new benchmark represents a reclassification of the telecom sector into a broader category known as communication services. As a result, the fund has the ability to invest in stocks that were formerly classified as information technology and consumer discretionary; internet software and service firms; and interactive media and entertainment companies. To reflect this change, Putnam Global Telecommunications Fund was renamed Putnam Global Communications Fund. The fund’s portfolio composition has changed to approximately one-third telecommunication firms and two-thirds interactive media and entertainment services companies. The portfolio is heavily weighted [80% of all holdings] toward U.S.-based companies.

Against this backdrop, how did the fund perform during the reporting period?

Putnam Global Communications Fund’s class A shares posted a return of 0.98%, under-performing its benchmark, the MSCI World Communication Services Index [ND], which posted a return of 4.24%.

What were some specific contributors to fund performance?

Underexposure to troubled telecommunications provider AT&T during the reporting period was the top contributor to fund results. Despite heavy debt obligations, a failed acquisition, and shrinking margins, AT&T kept its dividend payouts near record highs over the period. Given its weakening fundamentals, AT&T’s dividend strategy proved worrisome, and the stock depreciated over the period.

The fund’s overweight position in Verizon during the reporting period also aided performance. Investors were encouraged by the internet provider’s strong wireless business and improved customer retention rates. Another highlight for the period was the fund’s overexposure to wireless service provider T-Mobile. We remain optimistic that a previously announced potential merger between T-Mobile and Sprint could result in bringing the next generation of wireless connectivity, known as 5G, to market.

Another contributor to performance was an investment in entertainment streaming provider Netflix. After the benchmark changed, the fund made Netflix a prominent holding. The stock performed well over the period as investors continued to be encouraged by the firm’s market leadership and scalable, high-margin business model.

What were some specific detractors to fund performance?

U.S.-based Talend, a cloud-based data integration provider, which is not part of the benchmark, was a top detractor from results. Talend’s stock declined sharply during the period following poor earnings results. Given its weakening fundamentals, we sold our position in Talend during the period.

Also dampening results was the fund’s underweight position in Facebook during the reporting period. The social media giant proved resilient despite a number of headwinds, including increased scrutiny over the potential misuse of data, stricter regulations, and higher taxes overseas.

Global Communications Fund 5

Our investment in Yandex, Russia’s largest technology company and search engine, also detracted from results. We were initially encouraged by the firm’s similarities to Google and its potential to dominate key international markets. However, investors were unnerved by unconfirmed news reports that the Russian government planned to intervene in Yandex’s management by forcing a government-connected shareholder to acquire shares from the founder. This kind of intervention has happened in the past with companies in other sectors, so we had reasons to be cautious. We believe that an innovative, talent-led tech business like Yandex wouldn’t thrive under government ownership, so we decided to sell our position before period-end.

How did the fund use derivatives during the period?

We used forward currency contracts in an effort to hedge foreign exchange risk.

What is your outlook for the sector and the fund going forward?

In the wireless industry, we will watch developments with Sprint and T-Mobile, given their potential to merge and build out a 5G infrastructure in the United States. We believe the benefits of 5G include lower latency, higher device density, improved spectrum [radio-waves used for communications], and power efficiency. As an enabling technology, 5G can be used in a number of innovative applications, including autonomous vehicles, Internet of Things [interconnection of everyday objects], augmented reality, and many more, in our view.

In Europe, we remain less optimistic, given its stricter regulations on consolidation that we believe limits the emergence of large-scale players with good profitability. Smaller companies with poor balance sheets won’t have the investment capacity to build out 5G networks fast enough, in our view. Japanese companies have started to build out 5G networks in Tokyo in order to have some sites ready for the 2020 Summer Olympics.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

6 Global Communications Fund

The U.S. communication services marketplace remains the most attractive going forward, in our view. We take a constructive view on U.S. cable businesses, as we believe demand for high-speed broadband services is likely to continue. Cable companies have retooled their product mix to focus on higher-margin broadband service offerings in order to keep customers and drive sales despite a slowdown in cable television programming, in our view. We believe interactive media and entertainment companies that meet the rising global demand for digital content also hold promise. We will closely monitor the so-called FANG stocks [Facebook, Apple, Netflix, Google (now known as Alphabet)], along with Microsoft. We will favor companies that have a defensible business model, a proven ability to reduce customer churn, and a focus on higher margin product lines within the evolving communication services sector.

Thank you, Vivek, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Global Communications Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	10.46%	220.28%	12.34%	17.19%	3.22%	18.58%	5.85%	–0.50%	0.98%
After sales charge	9.82	201.86	11.68	10.45	2.01	11.77	3.78	–6.22	–4.83
Class B (12/18/08)
Before CDSC	9.82	201.47	11.67	12.88	2.45	15.97	5.06	–1.25	0.60
After CDSC	9.82	201.47	11.67	11.26	2.16	12.97	4.15	–6.08	–4.32
Class C (12/18/08)
Before CDSC	9.66	197.14	11.51	12.90	2.46	15.94	5.05	–1.23	0.63
After CDSC	9.66	197.14	11.51	12.90	2.46	15.94	5.05	–2.19	–0.36
Class M (12/18/08)
Before sales charge	9.91	204.42	11.78	14.27	2.70	16.80	5.31	–0.98	0.70
After sales charge	9.53	193.76	11.38	10.27	1.97	12.71	4.07	–4.45	–2.83
Class R (12/18/08)
Net asset value	10.19	212.38	12.06	15.78	2.97	17.71	5.59	–0.72	0.92
Class Y (12/18/08)
Net asset value	10.74	228.26	12.62	18.64	3.48	19.45	6.10	–0.23	1.11

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

8 Global Communications Fund

Comparative index returns For periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI World
Communication	6.67%	128.85%	8.63%	12.74%	2.43%	8.50%	2.76%	3.11%	4.24%
Services Index (ND)

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/28/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.121		$0.005	—	$0.073		$0.071	$0.166
Capital gains
Long-term gains	0.293		0.293	$0.293	0.293		0.293	0.293
Short-term gains	—		—	—	—		—	—
Total	$0.414		$0.298	$0.293	$0.366		$0.364	$0.459
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
8/31/18	$15.53	$16.48	$14.94	$14.92	$15.34	$15.90	$15.71	$15.61
2/28/19	15.21	16.14	14.69	14.68	15.03	15.58	15.44	15.26

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Communications Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	10.64%	225.30%	12.52%	23.26%	4.27%	15.03%	4.78%	2.18%	1.67%
After sales charge	10.01	206.60	11.86	16.17	3.04	8.42	2.73	–3.69	–4.18
Class B (12/18/08)
Before CDSC	10.00	206.48	11.85	18.74	3.50	12.43	3.98	1.43	1.30
After CDSC	10.00	206.48	11.85	17.04	3.20	9.43	3.05	–3.52	–3.65
Class C (12/18/08)
Before CDSC	9.84	202.02	11.69	18.76	3.50	12.46	3.99	1.46	1.33
After CDSC	9.84	202.02	11.69	18.76	3.50	12.46	3.99	0.47	0.34
Class M (12/18/08)
Before sales charge	10.10	209.44	11.96	20.24	3.75	13.27	4.24	1.65	1.46
After sales charge	9.71	198.61	11.56	16.03	3.02	9.30	3.01	–1.91	–2.09
Class R (12/18/08)
Net asset value	10.37	217.15	12.23	21.75	4.02	14.16	4.51	1.91	1.60
Class Y (12/18/08)
Net asset value	10.93	233.60	12.80	24.84	4.54	15.89	5.04	2.45	1.87

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year
ended 8/31/18*	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%
Total annual operating expenses for the
fiscal year ended 8/31/18	1.81%	2.56%	2.56%	2.31%	2.06%	1.56%
Annualized expense ratio for the
six-month period ended 2/28/19	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/19.

10 Global Communications Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/18 to 2/28/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$6.63	$10.35	$10.35	$9.11	$7.87	$5.39
Ending value (after expenses)	$1,009.80	$1,006.00	$1,006.30	$1,007.00	$1,009.20	$1,011.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/19, use the following calculation method. To find the value of your investment on 9/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$6.66	$10.39	$10.39	$9.15	$7.90	$5.41
Ending value (after expenses)	$1,018.20	$1,014.48	$1,014.48	$1,015.72	$1,016.96	$1,019.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Communications Fund 11

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The communications industry may be affected by general market conditions, government regulation, intense competition, equipment incompatibility, changing consumer preferences, demographic and product trends, short product cycles, technological obsolescence, and large capital expenditures and debt burdens. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

12 Global Communications Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Communication Services Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the communication services sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Global Communications Fund 13

MSCI World Telecommunication Services Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the telecommunications sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. On November 30, 2018, this index was changed to the MSCI World Communication Services Index (ND).

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2019, Putnam employees had approximately $493,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Global Communications Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Communications Fund 15

The fund’s portfolio 2/28/19 (Unaudited)

COMMON STOCKS (96.7%)*	Shares	Value
Diversified telecommunication services (18.0%)
AT&T, Inc.	38,216	$1,189,282
Cellnex Telecom, SA 144A (Spain)	23,330	603,179
Deutsche Telekom AG (Germany)	16,385	269,959
Verizon Communications, Inc.	28,300	1,610,836
		3,673,256
Entertainment (18.2%)
Activision Blizzard, Inc.	6,000	252,840
Live Nation Entertainment, Inc. † S	7,700	435,512
Netflix, Inc. †	3,758	1,345,740
Twenty-First Century Fox, Inc. Class A	17,200	867,396
Walt Disney Co. (The)	7,300	823,732
		3,725,220
Equity real estate investment trusts (REITs) (2.8%)
SBA Communications Corp. †	3,200	577,792
		577,792
Interactive media and services (23.6%)
Alphabet, Inc. Class A †	3,285	3,700,717
Facebook, Inc. Class A †	7,000	1,130,150
		4,830,867
IT Services (4.2%)
21Vianet Group, Inc. ADR (China) †	32,200	303,968
InterXion Holding NV (Netherlands) † S	8,600	563,300
		867,268
Media (11.5%)
Charter Communications, Inc. Class A †	2,586	891,937
Comcast Corp. Class A	21,764	841,614
Discovery, Inc. Class C †	22,600	615,850
		2,349,401
Semiconductors and semiconductor equipment (2.3%)
NXP Semiconductors NV	5,100	465,732
		465,732
Software (4.2%)
Microsoft Corp.	7,646	856,581
		856,581
Wireless telecommunication services (11.9%)
SoftBank Group Corp. (Japan)	9,200	848,482
T-Mobile US, Inc. †	12,300	888,183
Vodafone Group PLC (United Kingdom)	392,660	699,335
		2,436,000
Total common stocks (cost $17,320,494)		$19,782,117

SHORT-TERM INVESTMENTS (4.5%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 2.67% [d]	904,950	$904,950
Putnam Short Term Investment Fund 2.58% L	19,420	19,420
Total short-term investments (cost $924,370)		$924,370

TOTAL INVESTMENTS
Total investments (cost $18,244,864)		$20,706,487

16 Global Communications Fund

Key to holding’s abbreviations

ADR     American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2018 through February 28, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $20,456,844.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $70,046 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	83.5%	Netherlands	2.8%
Japan	4.3	China	1.5
United Kingdom	3.5	Germany	1.4
Spain	3.0	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/19 (aggregate face value $6,300,473) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/17/19	$12,777	$12,627	$150
	British Pound	Sell	3/20/19	562,570	542,473	(20,097)
	Euro	Buy	3/20/19	1,021,094	1,026,658	(5,564)
	Japanese Yen	Buy	5/15/19	450,612	463,466	(12,854)
Barclays Bank PLC
	Euro	Sell	3/20/19	61,733	61,261	(472)
	Hong Kong Dollar	Buy	5/15/19	52,898	52,979	(81)
	Swiss Franc	Buy	3/20/19	82,886	85,708	(2,822)
Citibank, N.A.
	Euro	Sell	3/20/19	115,037	116,073	1,036
Goldman Sachs International
	Euro	Sell	3/20/19	823,709	829,346	5,637
	New Zealand Dollar	Buy	4/17/19	21,948	21,493	455

Global Communications Fund 17

FORWARD CURRENCY CONTRACTS at 2/28/19 (aggregate face value $6,300,473) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association
	Chinese Yuan (Offshore)	Sell	5/15/19	$321,069	$317,616	$(3,453)
JPMorgan Chase Bank N.A.
	British Pound	Sell	3/20/19	146,815	140,364	(6,451)
	Canadian Dollar	Buy	4/17/19	75,772	73,532	2,240
	Japanese Yen	Buy	5/15/19	447,037	458,256	(11,219)
	New Zealand Dollar	Buy	4/17/19	13,359	13,080	279
	Norwegian Krone	Buy	3/20/19	117,632	121,843	(4,211)
	Singapore Dollar	Buy	5/15/19	144,770	145,104	(334)
	Swedish Krona	Buy	3/20/19	151,936	158,938	(7,002)
	Swiss Franc	Buy	3/20/19	137,776	137,547	229
	Swiss Franc	Sell	3/20/19	137,776	138,998	1,222
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/17/19	76,665	75,771	894
	British Pound	Buy	3/20/19	828,324	799,677	28,647
	Israeli Shekel	Buy	4/17/19	13,640	13,277	363
	Japanese Yen	Sell	5/15/19	17,163	17,591	428
UBS AG
	Canadian Dollar	Buy	4/17/19	204,569	199,773	4,796
	Norwegian Krone	Buy	3/20/19	138,367	137,752	615
	Norwegian Krone	Sell	3/20/19	138,367	139,270	903
Unrealized appreciation						47,894
Unrealized (depreciation)						(74,560)
Total						$(26,666)

* The exchange currency for all contracts listed is the United States Dollar.

18 Global Communications Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$17,014,744	$—	$—
Information technology	2,189,581	—	—
Real estate	577,792	—	—
Total common stocks	19,782,117	—	—
Short-term investments	19,420	904,950	—
Totals by level	$19,801,537	$904,950	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(26,666)	$—
Totals by level	$—	$(26,666)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Global Communications Fund 19

Statement of assets and liabilities 2/28/19 (Unaudited)

ASSETS
Investment in securities, at value, including $894,614 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $17,320,494)	$19,782,117
Affiliated issuers (identified cost $924,370) (Notes 1 and 5)	924,370
Dividends, interest and other receivables	6,433
Receivable for shares of the fund sold	52,219
Receivable for investments sold	668,402
Receivable from Manager (Note 2)	137,946
Unrealized appreciation on forward currency contracts (Note 1)	47,894
Prepaid assets	60,325
Total assets	21,679,706

LIABILITIES
Payable to custodian	2,745
Payable for shares of the fund repurchased	10,488
Payable for custodian fees (Note 2)	7,891
Payable for investor servicing fees (Note 2)	8,393
Payable for Trustee compensation and expenses (Note 2)	3,727
Payable for administrative services (Note 2)	73
Payable for distribution fees (Note 2)	7,226
Payable for legal fee	125,141
Distributions payable to shareholders	112
Unrealized depreciation on forward currency contracts (Note 1)	74,560
Collateral on securities loaned, at value (Note 1)	904,950
Other accrued expenses	77,556
Total liabilities	1,222,862

Net assets	$20,456,844

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$17,722,457
Total distributable earnings (Note 1)	2,734,387
Total — Representing net assets applicable to capital shares outstanding	$20,456,844

(Continued on next page)

20 Global Communications Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($9,690,410 divided by 637,087 shares)	$15.21
Offering price per class A share (100/94.25 of $15.21)*	$16.14
Net asset value and offering price per class B share ($2,042,052 divided by 138,990 shares)**	$14.69
Net asset value and offering price per class C share ($1,971,762 divided by 134,313 shares)**	$14.68
Net asset value and redemption price per class M share ($75,889 divided by 5,048 shares)	$15.03
Offering price per class M share (100/96.50 of $15.03)*	$15.58
Net asset value, offering price and redemption price per class R share
($195,902 divided by 12,691 shares)	$15.44
Net asset value, offering price and redemption price per class Y share
($6,480,829 divided by 424,628 shares)	$15.26

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Communications Fund 21

Statement of operations Six months ended 2/28/19 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $1,775)	$176,125
Interest (including interest income of $4,868 from investments in affiliated issuers) (Note 5)	4,868
Securities lending (net of expenses) (Notes 1 and 5)	395
Total investment income	181,388

EXPENSES
Compensation of Manager (Note 2)	62,818
Investor servicing fees (Note 2)	24,910
Custodian fees (Note 2)	5,928
Trustee compensation and expenses (Note 2)	443
Distribution fees (Note 2)	34,128
Administrative services (Note 2)	360
Legal	125,842
Auditing and tax fees	35,838
Blue sky expense	43,999
Other	47,677
Fees waived and reimbursed by Manager (Note 2)	(239,738)
Total expenses	142,205

Expense reduction (Note 2)	(114)
Net expenses	142,091

Net investment income	39,297

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	367,212
Foreign currency transactions (Note 1)	(5,517)
Forward currency contracts (Note 1)	(35,846)
Total net realized gain	325,849
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(233,169)
Assets and liabilities in foreign currencies	(1)
Forward currency contracts	(33,017)
Total change in net unrealized depreciation	(266,187)

Net gain on investments	59,662

Net increase in net assets resulting from operations	$98,959

The accompanying notes are an integral part of these financial statements.

22 Global Communications Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/28/19*	Year ended 8/31/18
Operations
Net investment income	$39,297	$348,965
Net realized gain on investments
and foreign currency transactions	325,849	1,834,886
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(266,187)	(3,008,176)
Net increase (decrease) in net assets resulting
from operations	98,959	(824,325)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(78,921)	(35,115)
Class B	(705)	—
Class C	—	—
Class M	(366)	—
Class R	(1,120)	—
Class Y	(68,359)	(29,617)
From net realized long-term gain on investments
Class A	(191,107)	—
Class B	(41,342)	—
Class C	(42,105)	—
Class M	(1,467)	—
Class R	(4,621)	—
Class Y	(120,658)	—
Decrease from capital share transactions (Note 4)	(1,376,526)	(4,456,870)
Total decrease in net assets	(1,828,338)	(5,345,927)

NET ASSETS
Beginning of period	22,285,182	27,631,109
End of period (Note 1)	$20,456,844	$22,285,182

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Communications Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	(%)
Class A
February 28, 2019 **	$15.53	.04[f]	.05	.09	(.12)	(.29)	—	(.41)	$15.21	.98*	$9,690	.65*	.24*f	85*
August 31, 2018	16.06	.24	(.73)	(.49)	(.04)	—	—	(.04)	15.53	(3.06)	10,572	1.30	1.55	74
August 31, 2017	14.64	.08	1.90	1.98	(.53)	—	(.03)	(.56)	16.06	14.11	14,617	1.30	.54	55
August 31, 2016	14.89	.44[i]	(.03)	.41	(.19)	(.47)	—	(.66)	14.64	2.89	17,135	1.28[h]	3.05[h,i]	49
August 31, 2015	17.87	.15	.74	.89	(2.05)	(1.82)	—	(3.87)	14.89	5.79	16,941	1.26	.93	64
August 31, 2014	16.68	1.90[j]	.52	2.42	(.11)	(1.12)	—	(1.23)	17.87	14.43	15,365	1.29	10.46[j]	75
Class B
February 28, 2019 **	$14.94	(.02) [f]	.07	.05	(.01)	(.29)	—	(.30)	$14.69	.60*	$2,042	1.03*	(.14) *f	85*
August 31, 2018	15.53	.12	(.71)	(.59)	—	—	—	—	14.94	(3.80)	2,148	2.05	.80	74
August 31, 2017	14.19	(.03)	1.85	1.82	(.45)	—	(.03)	(.48)	15.53	13.25	2,700	2.05	(.21)	55
August 31, 2016	14.49	.40[i]	(.11)	.29	(.12)	(.47)	—	(.59)	14.19	2.11	2,841	2.03[h]	2.84[h,i]	49
August 31, 2015	17.44	.04	.71	.75	(1.88)	(1.82)	—	(3.70)	14.49	5.03	1,017	2.01	.29	64
August 31, 2014	16.34	1.58[j]	.65	2.23	(.01)	(1.12)	—	(1.13)	17.44	13.56	796	2.04	8.84[j]	75
Class C
February 28, 2019 **	$14.92	(.02) [f]	.07	.05	—	(.29)	—	(.29)	$14.68	.63*	$1,972	1.03*	(.12) *f	85*
August 31, 2018	15.51	.12	(.71)	(.59)	—	—	—	—	14.92	(3.80)	2,424	2.05	.80	74
August 31, 2017	14.13	(.03)	1.84	1.81	(.41)	—	(.02)	(.43)	15.51	13.25	2,990	2.05	(.18)	55
August 31, 2016	14.44	.32[i]	(.04)	.28	(.12)	(.47)	—	(.59)	14.13	2.06	4,481	2.03[h]	2.28[h,i]	49
August 31, 2015	17.46	.04	.71	.75	(1.95)	(1.82)	—	(3.77)	14.44	5.01	4,338	2.01	.23	64
August 31, 2014	16.34	1.47[j]	.77	2.24	—	(1.12)	—	(1.12)	17.46	13.61	1,754	2.04	8.24[i]	75
Class M
February 28, 2019 **	$15.34	(.01) [f]	.06	.05	(.07)	(.29)	—	(.36)	$15.03	.70*	$76	.90 *	(.09) *f	85*
August 31, 2018	15.91	.15	(.72)	(.57)	—	—	—	—	15.34	(3.58)	55	1.80	.97	74
August 31, 2017	14.44	—[e]	1.91	1.91	(.41)	—	(.03)	(.44)	15.91	13.63	74	1.80	(.03)	55
August 31, 2016	14.72	.33[i]	(.01)	.32	(.13)	(.47)	—	(.60)	14.44	2.30	56	1.78[h]	2.34[h,i]	49
August 31, 2015	17.69	.10	.71	.81	(1.96)	(1.82)	—	(3.78)	14.72	5.30	143	1.76	.61	64
August 31, 2014	16.53	1.73[j]	.58	2.31	(.03)	(1.12)	—	(1.15)	17.69	13.91	65	1.79	9.56[j]	75
Class R
February 28, 2019 **	$15.71	.02[f]	.07	.09	(.07)	(.29)	—	(.36)	$15.44	.92*	$196	.78*	.13*f	85*
August 31, 2018	16.26	.21	(.76)	(.55)	—	—	—	—	15.71	(3.38)	310	1.55	1.31	74
August 31, 2017	14.47	.09[g]	1.89	1.98	(.18)	—	(.01)	(.19)	16.26	13.88	402	1.55	.58[g]	55
August 31, 2016	14.77	.42[i]	(.06)	.36	(.19)	(.47)	—	(.66)	14.47	2.60	3,205	1.53[h]	2.97[h,i]	49
August 31, 2015	17.73	.12	.72	.84	(1.98)	(1.82)	—	(3.80)	14.77	5.52	584	1.51	.74	64
August 31, 2014	16.57	1.76[j]	.61	2.37	(.09)	(1.12)	—	(1.21)	17.73	14.21	536	1.54	9.75[j]	75

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Global Communications Fund	Global Communications Fund 25

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	(%)
Class Y
February 28, 2019 **	$15.61	.05[f]	.06	.11	(.17)	(.29)	—	(.46)	$15.26	1.11*	$6,481	.53*	.35*f	85*
August 31, 2018	16.15	.27	(.73)	(.46)	(.08)	—	—	(.08)	15.61	(2.85)	6,777	1.05	1.73	74
August 31, 2017	14.72	.12	1.91	2.03	(.57)	—	(.03)	(.60)	16.15	14.42	6,849	1.05	.76	55
August 31, 2016	14.97	.46[i]	(.02)	.44	(.22)	(.47)	—	(.69)	14.72	3.12	5,299	1.03[h]	3.17[h,i]	49
August 31, 2015	17.96	.19	.74	.93	(2.10)	(1.82)	—	(3.92)	14.97	6.07	5,338	1.01	1.23	64
August 31, 2014	16.74	1.94[j]	.54	2.48	(.14)	(1.12)	—	(1.26)	17.96	14.78	3,983	1.04	10.58[j]	75

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2019	1.18%
August 31, 2018	0.51
August 31, 2017	0.44
August 31, 2016	0.29
August 31, 2015	0.53
August 31, 2014	0.39

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.04	0.28%
Class B	0.04	0.28
Class C	0.04	0.29
Class M	0.03	0.22
Class R	0.04	0.29
Class Y	0.04	0.27

g The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

h Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

i Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.17	1.20%
Class B	0.25	1.79
Class C	0.16	1.17
Class M	0.11	0.74
Class R	0.19	1.31
Class Y	0.14	0.94

j Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$1.77	9.73%
Class B	1.56	8.74
Class C	1.45	8.12
Class M	1.67	9.23
Class R	1.66	9.17
Class Y	1.75	9.54

The accompanying notes are an integral part of these financial statements.

26 Global Communications Fund	Global Communications Fund 27

Notes to financial statements 2/28/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2018 through February 28, 2019.

Putnam Global Communications Fund, prior to November 30, 2018 the fund name was Putnam Global Telecommunications Fund, (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the communications industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the communication industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that develop, manufacture or sell communications services or communications equipment, and companies that facilitate communication and offer related content and information through various media. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities. The use of the term “global” in the fund’s name is meant to emphasize that we look for investment opportunities on a worldwide basis and that our investment strategies are not constrained by the countries or regions in which companies are located. Under normal market conditions, the fund intends to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark).

The fund offers class A, class B, class C, class M, class R and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

28 Global Communications Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

Global Communications Fund 29

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

30 Global Communications Fund

At the close of the reporting period, the fund had a net liability position of $70,440 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $904,950 and the value of securities loaned amounted to $894,614.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $18,299,543, resulting in gross unrealized appreciation and depreciation of $2,955,311 and $575,033, respectively, or net unrealized appreciation of $2,380,278.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Global Communications Fund 31

Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended August 31, 2018, the fund had undistributed net investment income of $130,377.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.308% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $239,738 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

32 Global Communications Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$12,107	Class R	290
Class B	2,495	Class Y	7,269
Class C	2,666	Total	$24,910
Class M	83

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $114 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $15, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$12,310
Class B	1.00%	1.00%	10,128
Class C	1.00%	1.00%	10,846
Class M	1.00%	0.75%	252
Class R	1.00%	0.50%	592
Total			$34,128

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,736 and $31 from the sale of class A and class M shares, respectively, and received $66 and $5 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received$43 on class A redemptions.

Global Communications Fund 33

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$17,103,993	$19,125,432
U.S. government securities (Long-term)	—	—
Total	$17,103,993	$19,125,432

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	46,456	$698,417	98,870	$1,562,168
Shares issued in connection with
reinvestment of distributions	20,108	268,443	2,155	34,227
	66,564	966,860	101,025	1,596,395
Shares repurchased	(110,402)	(1,650,995)	(329,985)	(5,198,730)
Net decrease	(43,838)	$(684,135)	(228,960)	$(3,602,335)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	2,987	$42,396	5,289	$80,047
Shares issued in connection with
reinvestment of distributions	3,257	42,047	—	—
	6,244	84,443	5,289	80,047
Shares repurchased	(11,057)	(153,976)	(35,298)	(533,111)
Net decrease	(4,813)	$(69,533)	(30,009)	$(453,064)

34 Global Communications Fund

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	9,730	$141,440	21,457	$327,883
Shares issued in connection with
reinvestment of distributions	3,264	42,105	—	—
	12,994	183,545	21,457	327,883
Shares repurchased	(41,125)	(596,069)	(51,745)	(780,203)
Net decrease	(28,131)	$(412,524)	(30,288)	$(452,320)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	1,477	$22,076	1,285	$20,010
Shares issued in connection with
reinvestment of distributions	139	1,833	—	—
	1,616	23,909	1,285	20,010
Shares repurchased	(137)	(1,895)	(2,343)	(36,572)
Net increase (decrease)	1,479	$22,014	(1,058)	$(16,562)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	1,107	$16,687	5,378	$85,872
Shares issued in connection with
reinvestment of distributions	369	4,999	—	—
	1,476	21,686	5,378	85,872
Shares repurchased	(8,490)	(129,365)	(10,413)	(164,882)
Net decrease	(7,014)	$(107,679)	(5,035)	$(79,010)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	149,299	$2,293,070	296,121	$4,716,334
Shares issued in connection with
reinvestment of distributions	14,094	188,724	1,778	28,326
	163,393	2,481,794	297,899	4,744,660
Shares repurchased	(172,937)	(2,606,463)	(287,791)	(4,598,239)
Net increase (decrease)	(9,544)	$(124,669)	10,108	$146,421

At the close of the reporting period, a shareholder of record owned 5.2% of the outstanding shares of the fund.

At the close of the reporting period, the Putnam Global Sector Fund owned 10.1% of the outstanding shares of the fund.

Global Communications Fund 35

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/18	cost	proceeds	income	of 2/28/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$5,547,750	$4,642,800	$3,950	$904,950
Putnam Short Term
Investment Fund**	703,119	6,407,381	7,091,080	4,868	19,420
Total Short-term
investments	$703,119	$11,955,131	$11,733,880	$8,818	$924,370

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the communications sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$13,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$47,894	Payables	$74,560
Total		$47,894		$74,560

36 Global Communications Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(35,846)	$(35,846)
Total	$(35,846)	$(35,846)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(33,017)	$(33,017)
Total	$(33,017)	$(33,017)

Global Communications Fund 37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts #	$ 150	$—	$ 1,036	$ 6,092	$—	$ 3,970	$ 30,332	$ 6,314	$ 47,894
Total Assets	$150	$—	$1,036	$6,092	$—	$3,970	$30,332	$6,314	$47,894
Liabilities:
Forward currency contracts #	38,515	3,375	—	—	3,453	29,217	—	—	74,560
Total Liabilities	$38,515	$3,375	$—	$—	$3,453	$29,217	$—	$—	$74,560
Total Financial and Derivative Net Assets	$(38,365)	$(3,375)	$1,036	$6,092	$(3,453)	$(25,247)	$30,332	$6,314	$(26,666)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(38,365)	$(3,375)	$1,036	$6,092	$(3,453)	$(25,247)	$30,332	$6,314
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Actions by the Trustees

The Trustees of the Putnam Funds approved a plan to merge the fund into Putnam Global Technology Fund. The proposed merger requires shareholder approval. If approved by the fund’s shareholders at a shareholder meeting proposed to be held on May 29, 2019, the merger would be expected to occur on or about June 24, 2019.

38 Global Communications Fund	Global Communications Fund 39

Shareholder meeting results (Unaudited)

November 28, 2018 meeting

A proposal to approve an amendment to your fund’s fundamental investment policy regarding industry concentration was approved as follows:

Votes for	Votes against	Abstentions	Uninstructed
508,870	38,504	31,309	151,472

All tabulations are rounded to the nearest whole number.

40 Global Communications Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Communication Services Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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SA723 315949 4/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2019